EXHIBIT 99.1

                               CERTIFICATION


As required by 18 U.S.C. Section 1350, I, Ira G. Boots , the President and Chief Executive Officer of BPC Holding Corporation and Berry Plastics Corporation (the "Registrants"), hereby certify that:

1. The Registrants' Quarterly Report on Form 10-Q for the period ended March 29, 2003 (the "Report"), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: May 12, 2003                 /S/ Ira G. Boots
                                   ------------------------------------
                                   President and Chief Executive Officer